As filed with the Securities and Exchange Commission on January 31, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09607

Fairholme Funds, Inc.
(Exact name of registrant as specified in charter)

4400 Biscayne Blvd., Suite 900
Miami, FL 33137
(Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-202-2263
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2007

Item 1. Report to Stockholders.

VALUE OF $10,000 INVESTED AT INCEPTION
THE FAIRHOLME FUND VS. THE S&P 500

The chart above covers the period from inception of the Fund (December 29, 1999) to the end of the most recent fiscal year (November 30, 2007).

The following notes pertain to the chart above as well as the perfomance table included in the Management Discussion on the following page. Performance information in this report represents past performance and is not a guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted within. Any questions you have, including obtaining the latest month-end performance, can be answered by calling the Fund at 1-866-202-2263.

Data for both the S&P 500 Index and the Fund are presented assuming all dividends have been reinvested and do not reflect any taxes that might have been incurred by a shareholder as a result of Fund distributions. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization and does not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

THE FAIRHOLME FUND

PORTFOLIO MANAGERS’ REPORT

This Portfolio Manager’s Report is based on calendar year performance and precedes a more formal Management Discussion and Analysis. Opinions of the Portfolio Manager are intended as such, and not as statements of fact requiring attestation. All references to portfolio investments are as of the latest public filing of the Fund’s holdings at the time of publication.

Mutual fund investing involves risk including loss of principal. Performance information quoted herein represents past performance and is not a guarantee of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance information quoted within. The fund imposes a 2.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, which if imposed, would reduce returns. Any questions you have regarding the latest month-end performance can be obtained by calling shareholder services at 1-866-202-2263 or by visiting the fund’s website at www.fairholmefunds.com. Additional information regarding the risks of investing in the Fund may be found in the Fund’s current Prospectus. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Investors cannot invest directly in an index. Please refer to the back cover of this document for additional important disclosures.

January 10, 2008

To the Shareholders and Directors of the Fairholme Fund:

Below is a comparison of the Fund’s unaudited performance with that of the Standard & Poor’s 500 Index (both with dividends reinvested) for the period ended December 31, 2007:

	Six	One	Three	Five	Since
	Months	Year	Years	Years	Inception
	Ended	Ended	Ended	Ended	12/29/1999
	12/31/2007	12/31/2007	12/31/2007	12/31/2007	to 12/31/07

The Fairholme Fund
(Cumulative)	2.59%	12.35%	49.15%	130.98%	261.17%
S&P 500 Index
(Cumulative)	-1.37%	5.49%	28.16%	82.86%	14.55%

The Fairholme Fund
(Annualized)		12.35%	14.25%	18.23%	17.40%
S&P 500 Index
(Annualized)		5.49%	8.61%	12.82%	1.71%
The Fund’s expense ratio is 1%

THE FAIRHOLME FUND

PORTFOLIO MANAGERS’ REPORT (Continued)

The Fund’s unaudited 2007 calendar-year performance of 12.35% outperformed the S&P 500 Index performance of 5.49% (with dividends reinvested). Since inception $10,000 invested in The Fairholme Fund has grown to $36,117 while $10,000 invested in the S&P 500 Index has grown to $11,455. In other words, since we started about eight years ago, the Fund has appreciated by 17.40% per annum compared to a gain of 1.71% per annum for the S&P 500 Index over the same time.

Last year’s asset-backed securities1 earthquake resulted from years of poor loan underwriting, residential builder overconfidence, and real estate speculation. The after-shocks continue to be felt, exaggerated by derivative securities piled on top of each other. Worldwide, financial institutions may ultimately write-off hundreds of billions and are being forced to raise equity to survive — if they can. Almost certainly, there will be high profile restructurings and continued stress.

We have always been attracted to sectors showing large declining market values. Usually, stock prices of businesses within these industries drop faster than underlying values, tainted by the collapse of speculative securities. Such conditions create a Darwinian process of the strong getting stronger and the weak disappearing. The winners are usually run by battle-hardened owner/managers who know that the seeds of greatness are planted during the worst of times and reaped after the storms pass. To the victor belong the spoils…2

Berkshire Hathaway remains the Fund’s largest business investment. The implosion of credit markets, overextension of financial guarantors, weakened competitors, and the struggles of housing-related industries have allowed Berkshire to start a municipal bond insurer, acquire a super-majority of the Pritzker’s building-related Marmon Group, and increase float. With a war chest of roughly $40 billion of cash and $100 billion of other liquid investments, Berkshire is a logical senior lender or last-resort acquirer for the financially wounded.

Energy continues to be a substantial component of the Fund with Canadian Natural Resources the second largest Fund investment. Notwithstanding the province of Alberta’s proposed royalty increases, the company has a unique ability to materially increase production without acquisition in today’s high price/high cost environment. Canadian Natural remains undervalued in a world where most reserves are subject to significant political risk and long term-demand threatens to outrun supply.

[1]
Asset-backed securities are created by packaging mortgages, credit-card receivables, or similar illiquid securities into a trust that then issues its own debt securities based on the cash flows of the underlying assets.

[2]
William Learned Marcy, Senator from New York circa 1832 talking about the ability of an election winner to give patronage jobs to those of one’s own party —  “...the politicians of New York...see nothing wrong in the rule, that to the victor belong the spoils of the enemy.”

THE FAIRHOLME FUND

PORTFOLIO MANAGERS’ REPORT (Continued)

EchoStar’s stock price has recently declined with snowballing residential real estate delinquencies and foreclosures on the theory that homeowners behind on mortgage payments are less likely to pay their satellite-TV bill. Notwithstanding such concerns, the company continues to increase offerings, subscribers, and free cash flow.3 Recently, the company separated the DISH pay-TV network (ticker: DISH) from its technology company (ticker: SATS) to highlight under-appreciated assets, accelerate growth, and ease capital transactions.

Sears Holdings is a relatively new, core position that continues to cost the Fund. Store traffic has been weak given stressed consumers and the company’s greater exposure to depressed housing markets than most. Many despair that Sears seems unable to regain past retail glory, despite a conservative balance sheet and many valuable assets. In searching for instant gratification, most are missing key points. As with Warren Buffett in the late 1990s, many believe Eddie Lampert’s investment skills have faded — but it is just as unlikely that this leopard has lost his spots.

Leucadia National knocked the ball out of the park last year with its investment in Australian, iron-ore miner Fortescue. Although Leucadia does not seem inexpensive, its roster of lottery tickets, liquidity, and history of success in difficult times allow us the luxury of patience.

The unexpected happens more frequently and with more severity than most expect. Accordingly, cash remains a sizeable chunk of the portfolio. As demonstrated this year, cash helped the Fund to weather portfolio headwinds and allowed the Fund to buy without the need to sell already inexpensive securities on the cheap. Shareholders should not fear a temporary decline in the Fund’s NAV, as lower prices for sound investments usually indicate better bargains and higher future returns — particularly with cash hoarded for such chances. As a cagey old veteran of Wall Street once said, “You make your best money in a bear market; you just don’t know it at the time….”

[3]	The Adviser defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

THE FAIRHOLME FUND

PORTFOLIO MANAGERS’ REPORT (Continued)

Giving shareholders the highest returns consistent with avoiding permanent loss remains the primary goal. While we try to give fellow investors a good sense of our thinking in shareholder reports, we have no desire to penalize Fund performance through detailed discussions of what we are trying to buy or sell. New shareholders are encouraged to read past letters and reports at www.fairholmefunds.com for a deeper sense of our philosophy and long-term views — especially when negative headlines are widespread.

We wish all many, happy returns in the New Year.

Bruce Berkowitz                              Larry Pitkowsky                                Keith Trauner

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS
For the Fiscal Year Ended November 30, 2007

At November 30, 2007, the end of the Fund’s fiscal year, the audited net asset value (NAV) attributable to the 200,079,333 shares outstanding of The Fairholme Fund (the “Fund”) was $32.30 per share. This compares with an unaudited net asset value of $32.40 per share at May 31, 2007, and an audited net asset value of $29.40 per share at November 30, 2006 (stated NAVs reflect any distributions to shareholders). At December 31, 2007, the unaudited net asset value was $31.86 per share. Performance figures below are shown as of the end of the Fund’s fiscal year at November 30, 2007 and do not match the unaudited calendar year figures for the period ended December 31, 2007 cited in the Portfolio Manager’s report.

	Six	One	Three	Five	Since
	Months	Year	Years	Years	Inception
	Ended	Ended	Ended	Ended	12/29/1999
	11/30/2007	11/30/2007	11/30/2007	11/30/2007	to 11/30/07

The Fairholme Fund
(Cumulative)	-0.31%	11.42%	54.53%	130.36%	258.16%
S&P 500 Index
(Cumulative)	-2.33%	7.72%	33.44%	73.32%	15.35%

The Fairholme Fund
(Annualized)		11.42%	15.61%	18.16%	17.48%
S&P 500 Index
(Annualized)		7.72%	10.09%	11.63%	1.82%

For the six months ended November 30, 2007, the Fund outperformed the S&P 500 by approximately 2.0% while over the last fiscal year the Fund outperformed the S&P 500 by approximately 3.7%. In the opinion of Fairholme Capital Management, LLC, (the “Adviser”), performance over short intervals is likely to be less meaningful than a comparison of longer periods. Further, shareholders should note that the S&P 500 Index is an unmanaged index incurring no fees, expenses, or tax effects and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of 500 large companies.

The following chart discloses the top ten holdings of the Fund at fiscal year-end listed by their percentage of net assets as well as a chart detailing the top ten categories in which the Fund holds securities, listed by the aggregate percentage of net assets in each of these categories. Portfolio holdings are subject to change without notice.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Fiscal Year Ended November 30, 2007

Top Ten Holdings*		Top Ten Categories
(% of Net Assets)		(% of Net Assets)

Berkshire Hathaway, Inc.	19.79%	Diversified Holding Companies	24.34%
Canadian Natural Resources Ltd.	15.14%	Oil and Gas Producers	20.94%
EchoStar Communications Corp.	8.71%	Cash and Cash Equivalents**	20.50%
Sears Holdings Corp.	6.05%	Pay Television Services	8.71%
Leucadia National Corp.	4.55%	Retail Department Stores	6.05%
Mohawk Industries, Inc.	4.48%	Carpet - Floor Coverings	4.48%
XTO Energy, Inc.	2.98%	Building Materials	2.86%
USG Corp.	2.86%	Oil and Gas Drilling	2.80%
Penn West Energy Trust	2.81%	Miscellaneous	2.72%
Ensign Energy Services, Inc.	2.80%	Managed Health Care	2.45%

	70.17%		95.85%

*	Excludes cash, money market funds and U.S. Treasury bills (By Issuer)
**	Includes money market funds and U.S. Government and Agency Obligations

During the six months beginning June 1st and ending November 30th, 2007, the Fund acquired the following securities that were not owned at May 31, 2007 and are listed as portfolio investments at November 30, 2007:

•	XTO Energy, Inc.

•	WellCare Health Plans, Inc.

XTO Energy is a company engaged in the exploration and production of natural gas. WellCare Health Plans is a Florida-based Health Maintenance Organization operating in several states.

During the six months ended November 30, 2007, the Fund added materially to existing holdings in Sears Holdings Corp. and Berkshire Hathaway, Inc.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Fiscal Year Ended November 30, 2007

Also, during the six months ended November 30, 2007, the Fund disposed of posi tions listed at May 31, 2007 and for which no shares were held on November 2007 as follows:

•	Eastman Chemical Company

•	Mueller Water Products, Inc., Class A

•	Spectra Energy Corp.

•	Marsh & McLennan Cos., Inc.

•	USA Mobility, Inc.

•	Calumet Specialty Products Partners

•	Federated US Treasury Obligation Fund

Shareholders are cautioned that not all additions or dispositions to the portfolio are material, and that while the Fund and its Adviser have long-term objectives, it is possible that a security purchased, sold, or held in one period may be sold or repurchased in a subsequent period. Generally, the Fund’s Adviser determines to buy and sell based on its estimates of the intrinsic values and fundamental dynamics of a particular company and its industry, and not on short-term price movements. However, certain strategies of the Adviser in carrying out the Fund’s investment policies may result in shorter holding periods. Shareholders are further cautioned not to rely on short-term results, both with respect to profits and losses on any individual investment in the Fund, as well as with respect to Fund shares themselves.

Securities whose gains most affected the Fund’s portfolio value (including realized and unrealized gains) during the six months ended November 30, 2007 included the following:

•	Berkshire Hathaway, Inc.

•	Leucadia National Corp.

•	Freeport-McMoran Copper & Gold, Inc.

In the opinion of the Fund’s Adviser, the following factors had a bearing on the change in value of the above securities (although other unmentioned factors may have also contributed to price changes): Berkshire Hathaway rose given continued strong earnings, recent acquisitions, and investor perceptions that its large cash hoard may lead to further profitable investments; Leucadia National rose as its investment in Fortescue Metals Company, an Australian iron-ore miner, appreciated more than fivefold, and Freeport-McMoran increased as strong copper and commodity pricing allowed continued large cash flows.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Fiscal Year Ended November 30, 2007

Securities whose declines most affected the Fund’s portfolio (including realized and unrealized losses) during the six months ended November 30, 2007 included the following:

•	Sears Holdings Corp.

•	Ensign Energy Services, Inc.

•	Mohawk Industries, Inc.

•	Penn West Energy Trust

•	Mueller Water Products, Inc., Class B

•	USG Corp.

In the opinion of the Fund’s Adviser, the following factors had a bearing on the change in value of the above securities (although other unmentioned factors may have also contributed to price changes): Sears Holdings declined amid weak retail sales at its Sears and K-Mart units; Ensign Energy Services fell as changes in Alberta oil and gas royalties led major exploration and production companies to announce cutbacks in future drilling activity; Mohawk, Mueller Water Products, and USG declined with the U.S. residential housing downturn; and Penn West Energy Trust declined as concerns arose regarding the Alberta royalty changes and the company’s acquisition strategy.

The fact that certain securities declined in value does not always indicate that the Adviser believes these securities to be less attractive — in fact the Adviser believes that some price declines may present buying opportunities. However, shareholders are cautioned that securities mentioned in this discussion may no longer be owned by the Fund subsequent to publication of this report or subsequent to the end of the fiscal period and that the Fund may have purchased new securities that are not yet required to be disclosed. It is the Fund’s general policy to disclose new portfolio holdings or portfolio changes only when required by relevant law or regulation.

The Adviser invests Fund assets in securities to the extent it finds sensible opportunities and the Fund may invest a significant portion of its assets in liquid low-risk securities or cash. During the period ended November 30, 2007, the Fund’s liquidity (consisting of cash, money-market funds, and U.S. Treasury bills) represented approximately 20.29% of Fund assets. It should be noted that since inception, the Fund has held, on average, a significant percentage of assets in liquid low-risk securities or cash and that the Fund’s overall liquidity may affect future performance negatively.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Fiscal Year Ended November 30, 2007

In the six months ended November 30, 2007, significant cash inflows were recorded by the Fund, largely from new shareholder subscriptions believed to have resulted from positive performance and publicity received by the Fund. The Board and management are aware that large cash inflows have the potential to adversely affect Fund performance under certain conditions. Management and the Board of the Fund monitor cash inflows and outflows and intend, after consultation with the Fund’s Adviser, to take appropriate actions if they believe future performance is likely to be materially impacted. As of the date of this report, no such actions are contemplated.

The Fund has significantly increased holdings of securities of companies domiciled outside of the United States, particularly in Canada, and some of the Fund’s investee companies have made significant non-U.S. investments. The Adviser employs a consistent non-diversified investment philosophy and strategies that may, from time to time, expose the Fund to the risk of adverse changes resulting from foreign currency fluctuations or other potential risks as described in the Fund’s Statement of Additional Information.

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that the Fund can invest greater percentage of its assets in fewer securities than a diversified fund. The Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks specific to a single company.

Effective February 20, 2007, new Fund Accounting, Administration, Transfer Agency, Distribution, and Custody Agreements became effective with affiliates of US Bancorp. These changes were made following an extensive review of various service providers after the Fund’s former transfer agent and fund accountant determined to exit the business of providing such services.

At a special meeting of the Board of Directors of the Fund on May 7, 2007, the Board appointed Howard Frank as an independent Director of the Company and at a regularly scheduled meeting of the Board on July 24, 2007, the Board named Mr. Frank as a “designated financial expert,” a member of and Chairman of the Audit Committee, and a member of the Nominating Committee. Mr. Frank currently serves as a Director and Vice-Chairman of the Carnival Corporation & plc, parent of Carnival Cruise Lines, a Fortune 500 Company whose shares are listed on the New York and London Stock Exchanges. Mr. Frank has an outstanding background in accounting and financial matters as a former partner with Price Waterhouse and many years of senior management experience.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Fiscal Year Ended November 30, 2007

On May 16, 2007, Joel Uchenick, an independent Director of the Fund and Chairman of the Audit Committee of the Board, passed away. As discussed above, Howard Frank has been appointed to succeed Joel Uchenick as Chairman of the Audit Committee of the Board and as a member of the Nominating Committee.

At a Board Meeting on January 22, 2008, the Board of the Fund, with independent Directors voting separately, approved a new proxy voting policy for the Fund. The new policy provides for a mechanism that would create a separate Proxy Voting Committee of the Board to be composed solely of independent Directors in the event that either management or a member of the Board determines that there is a potential, apparent, or actual conflict of interest between the Adviser and the Fund in voting Fund proxies. The Proxy Voting Committee will have the power to hire its own advisers at the expense of the Adviser without limitation. By vesting the power to vote under such circumstances solely with the Board’s independent Directors and by allowing the Board’s independent Directors to seek outside counsel and proxy advice, the Adviser and Directors believe that shareholders can have confidence that controversial proxy votes will be made solely in the best interests of the Fund’s shareholders.

At a meeting of the Board on July 24, 2007, it was the sense of the independent Directors of the Board that until law or regulation changes that would require the Chairperson of the Board to be independent, having Mr. Berkowitz serve as Chairman of the Board continues to be in the best interest of the Fund and its shareholders, given his experience and commitment. At the Fund, a majority of the Board is by statute already independent of the Adviser. Officers and Directors of the Fund have no stock options or restricted stock plans, Officers receive no direct compensation from the Fund, and Directors affiliated with the Adviser receive no compensation for being Directors.

The Adviser, its affiliates, and Directors of the Fund continue to have significant personal stakes in the Fund, holding an aggregate 798,622 shares as of November 30, 2007. While there is no requirement that Directors or the Adviser own shares of the Fund, such holdings help to align the interests of Directors and the Adviser with all shareholders. Independent Directors may elect to receive fees in either cash or shares.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Fiscal Year Ended November 30, 2007

Since inception, the Fund’s Adviser has been Fairholme Capital Management, L.L.C. Certain Directors and Officers of Fairholme Funds, Inc. are also Members or Officers of Fairholme Capital Management, L.L.C. or FCM Services, Inc., a wholly owned subsidiary of Fairholme Capital Management.

For more complete information about the Fund and its Adviser, or to obtain a current prospectus, please visit www.fairholmefunds.com or call 1-866-202-2263.

THE FAIRHOLME FUND

EXPENSE  EXAMPLE
November 30, 2007

As a shareholder of the Fund, you incur two types of costs: direct costs, which may include, but are not limited to, transaction fees at some broker-dealers, custodial fees for retirement accounts, redemption fees (on shares redeemed within 60 days of purchase), and wire transfer fees. As a shareholder, you also incur indirect costs, such as the management and administration fees paid to the adviser of the Fund.

The example below is intended to help you understand your indirect costs (also referred to as “ongoing costs” and measured in dollars) when investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example below is based on an investment of $1,000 invested in the Fund at June 1, 2007 and held for the entire six month period ending November 30, 2007.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you had invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for the period presented. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses that you paid for the period presented. However, you may use this information to compare ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% examples that appear in the shareholder reports of other funds.

THE FAIRHOLME FUND

EXPENSE EXAMPLE (Continued)
November 30, 2007

Please note that the column titled “Expenses Paid During the Period” in the table below is meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, does not reflect any direct costs, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your total costs would be higher.
			Expenses Paid
			During the Period*
	Beginning	Ending	June 1, 2007
	Account Value	Account Value	Through
	June 1, 2007	November 30, 2007	November 30, 2007

Actual	$1,000.00	$996.90	$5.01
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.05	$5.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average   account value over the period, multiplied by 183 days/365 days (to reflect the one-half year period).The Fund’s ending account value on the first line in the table is based on its actual total return of -0.31% for the six-month period of June 1, 2007, to November 30, 2007.

THE FAIRHOLME FUND

SCHEDULE OF INVESTMENTS
November 30, 2007

Shares		Value

	DOMESTIC EQUITY SECURITIES — 56.00%
	BUILDING MATERIALS — 2.86%
5,038,200	USG Corp. (a)(b)	$184,851,558
	CARPET — FLOOR COVERINGS — 4.48%
3,598,953	Mohawk Industries, Inc. (a)(b)	289,499,779
	DIVERSIFIED HOLDING
	COMPANIES — 24.34%
8,512	Berkshire Hathaway, Inc. Class A (a)	1,192,531,200
18,440	Berkshire Hathaway, Inc. Class B (a)	86,483,600
6,256,074	Leucadia National Corp.	293,785,235

		1,572,800,035
	INDUSTRIAL VALVES — 1.32%
8,531,000	Mueller Water Products, Inc. Class B (b)	85,395,310
	MANAGED HEALTH CARE — 2.45%
4,067,000	WellCare Health Plans, Inc. (a)(b)	158,246,970
	METAL MINING — 1.78%
1,162,612	Freeport-McMoran Copper & Gold, Inc.	115,017,205
	NEWSPAPERS: PUBLISHING
	AND PRINTING — 0.03%
48,945	Daily Journal Corp. (a)	2,031,707
	OIL AND GAS PRODUCERS — 2.98%
3,113,700	XTO Energy, Inc.	192,488,934
	PAY TELEVISION SERVICES — 8.71%
13,064,524	EchoStar Communications Corp. (a)	563,080,985
	REAL ESTATE OPERATIONS — 0.09%
103,416	Homefed Corp. (a)	6,101,544
	RETAIL DEPARTMENT STORES — 6.05%
3,705,371	Sears Holdings Corp. (a)	390,953,694

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

Shares		Value

	TELECOMMUNICATIONS — 0.91%
1,467,700	IDT Corp.	$11,359,998
5,856,000	IDT Corp. Class B	47,492,160

		58,852,158

TOTAL DOMESTIC EQUITY SECURITIES
(COST $3,002,444,560)		3,619,319,879

	FOREIGN EQUITY SECURITIES — 20.93%
	CANADA — 20.76%
	OIL AND GAS DRILLING — 2.80%
12,379,200	Ensign Energy Services, Inc. (b)	181,116,752
	OIL AND GAS PRODUCERS — 17.96%
14,944,800	Canadian Natural Resources Ltd.	978,436,056
6,834,211	Penn West Energy Trust	181,653,323

		1,160,089,379

	TOTAL CANADA	1,341,206,131

	UNITED KINGDOM — 0.17%
	DIVERSIFIED FINANCIAL
	SERVICES — 0.17%
4,076,876	JZ Equity Partners PLC	11,231,525

TOTAL FOREIGN EQUITY SECURITIES
(COST $1,153,121,929)		1,352,437,656
	MISCELLANEOUS
	INVESTMENTS — 2.72% (c)

TOTAL MISCELLANEOUS INVESTMENTS
(COST $123,809,199)		175,947,438

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

Principal		Value

	U.S GOVERNMENT
	OBLIGATIONS — 17.10%
$100,000,000	T-Bill 3.58% (d), 12/06/2007	$99,950,486
150,000,000	T-Bill 4.59% (d), 12/13/2007	149,766,250
100,000,000	T-Bill 3.64% (d), 12/20/2007	99,809,208
100,000,000	T-Bill 3.80% (d), 01/10/2008	99,586,667
100,000,000	T-Bill 3.88% (d), 01/17/2008	99,503,889
100,000,000	T-Bill 3.86% (d), 01/24/2008	99,433,000
100,000,000	T-Bill 3.90% (d), 01/31/2008	99,508,300
100,000,000	T-Bill 3.94% (d), 02/07/2008	99,444,500
100,000,000	T-Bill 3.95% (d), 02/14/2008	99,386,600
60,000,000	T-Bill 3.02% (d), 02/28/2008	59,553,420
100,000,000	T-Bill 2.92% (d), 03/06/2008	99,224,500

TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST $1,104,668,167)		1,105,166,820

Shares

	MONEY MARKET FUND — 3.40%
219,987,179	Fidelity Institutional
	U.S. Treasury I Fund, 5.13% (e)	219,987,179

TOTAL MONEY MARKET FUND (COST $219,987,179)		219,987,179

TOTAL INVESTMENTS (COST $5,604,031,034) — 100.15%		6,472,858,972

	LIABILITIES IN EXCESS OF
	OTHER ASSETS — (0.15)%	(9,849,628)

TOTAL NET ASSETS — 100.00%		$6,463,009,344

Percentages are stated as a percent of net assets.
(a) Non-income producing securities.
(b) Affiliated company, see Note 9.
(c) Represents previously undisclosed securities which the Fund has held for less than one year.
(d) Rates shown are the effective yields based on the purchase price. The calculation assumes the security is held to maturity.
(e) Annualized based on the 1-day yield as of November 30, 2007.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

STATEMENT OF ASSETS & LIABILITIES
November 30, 2007

Assets
Investments, at Fair Value:
Unaffiliated Issuers (Cost — $4,612,088,745)	$5,573,748,603
Affiliated Issuers (Cost — $991,942,289)	899,110,369

Total Investments, at Fair Value
(Cost — $5,604,031,034)	6,472,858,972
Dividends and Interest Receivable	2,521,026
Receivable for Capital Shares Sold	23,630,827
Receivable for Investments Sold	31,391,787

Total Assets	6,530,402,612

Liabilities
Payable for Capital Shares Redeemed	2,446,551
Payable for Investments Purchased	59,541,644
Accrued Management Fees	5,405,073

Total Liabilities	67,393,268

Net Assets
Paid-In Capital	5,462,695,760
Accumulated Undistributed Net Investment Income	38,329,330
Net Accumulated Realized Gain on Investments and
Foreign Currency Related Transactions	93,731,133
Net Unrealized Appreciation on Investments and
Foreign Currency Related Transactions	868,253,121

NET ASSETS	$6,463,009,344

Shares of Common Stock Outstanding* ($0.0001 par value)	200,079,333

Net Asset Value, Offering and Redemption Price Per Share
($6,463,009,344 / 200,079,333 shares)	$32.30

* 225,000,000 shares authorized in total.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

STATEMENT OF OPERATIONS

For the
Fiscal Year Ended
November 30, 2007

Investment Income
Interest	$53,855,477
Dividends — Unaffiliated Issuers (net of $5,166,289
in foreign taxes withheld)	39,652,164
Dividends — Affiliated Issuers (net of $380,486
in foreign taxes withheld)	2,742,858

Total Investment Income	96,250,499

Expenses
Management Fees (Note 3)	51,944,882

Total Expenses	51,944,882

Net Investment Income	44,305,617

Realized and Unrealized Gain on Investments
Net Realized Gain on Investments
Unaffiliated Issuers	96,969,260
Affiliated Issuers	11,482
Net Realized Gain on Foreign Currency Related Transactions	127,636
Net Change in Unrealized Appreciation on Investments and
Foreign Currency Related Transactions	374,820,723

Net Realized and Unrealized Gain on Investments and
Foreign Currency Related Transactions	471,929,101

NET INCREASE IN NET ASSETS FROM OPERATIONS	$516,234,718

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2007	November 30, 2006
CHANGE IN NET ASSETS
From Operations
Net Investment Income	$44,305,617	$28,266,918
Net Realized Gain on Investments and
Foreign Currency Related Transactions	97,108,378	18,673,905
Net Change in Unrealized Appreciation
on Investments and Foreign Currency
Related Transactions	374,820,723	385,491,517

Net Increase in Net Assets from Operations	516,234,718	432,432,340

From Distributions to Shareholders
Net Investment Income	(31,045,071)	(12,476,449)
Net Realized Capital Gains from
Security Transactions	(21,983,878)	(27,465,547)

Net Decrease in Net Assets from Distributions	(53,028,949)	(39,941,996)

From Capital Share Transactions
Proceeds from Sale of Shares	3,089,980,677	2,366,716,900
Shares Issued in Reinvestment of Dividends	50,028,063	38,331,418
Redemption Fees	606,807	772,067
Cost of Shares Redeemed	(842,269,376)	(537,720,849)

Net Increase in Net Assets from
Shareholder Activity	2,298,346,171	1,868,099,536

NET ASSETS
Net Increase in Net Assets	2,761,551,940	2,260,589,880
Net Assets at Beginning of Year	3,701,457,404	1,440,867,524

Net Assets at End of Year	$6,463,009,344	$3,701,457,404

Accumulated Undistributed
Net Investment Income	$38,329,330	$25,624,083

SHARES TRANSACTIONS
Issued	99,777,061	87,679,525
Reinvested	1,705,696	1,520,484
Redeemed	(27,308,635)	(19,907,031)

Net Increase in Shares	74,174,122	69,292,978
Shares Outstanding at Beginning of Year	125,905,211	56,612,233

Shares Outstanding at End of Year	200,079,333	125,905,211

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

FINANCIAL HIGHLIGHTS

	For the	For the		For the	For the	For the
	Fiscal Year	Fiscal Year		Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended		Ended	Ended	Ended
	Nov. 30, 2007	Nov. 30, 2006		Nov. 30, 2005	Nov. 30, 2004	Nov. 30, 2003

NET ASSET VALUE,
BEGINNING OF YEAR	$29.40	$25.45		$22.36	$18.08	$15.14

Investment Operations
Net Investment Income/(Loss)	0.26 **	0.31	**	0.38 **	0.01	(0.02)
Net Realized and Unrealized
Gain on Investments	3.05	4.34		3.31	4.28	3.09

Total from Investment
Operations	3.31	4.65		3.69	4.29	3.07

Distributions
From Net Investment Income	(0.24)	(0.22)		(0.07)	—	(0.00)*
In Excess of Net
Investment Income	—	—		—	—	(0.03)
From Realized Capital Gains	(0.17)	(0.48)		(0.53)	(0.01)	(0.10)

Total Distributions	(0.41)	(0.70)		(0.60)	(0.01)	(0.13)

NET ASSET VALUE,
END OF YEAR	$32.30	$29.40		$25.45	$22.36	$18.08

TOTAL RETURN	11.42%	18.71%		16.84%	23.71%	20.50%
Ratios/Supplemental Data
Net Assets, End of
Year (in 000’s)	$6,463,009	$3,701,457		$1,440,868	$235,018	$88,968
Ratio of Expenses to
Average Net Assets:
Before Expenses
Reimbursed	1.00%	1.00%		1.00%	1.00%	1.00%
After Expenses
Reimbursed	1.00%	1.00	%***	1.00%	1.00%	1.00%
Ratio of Net Investment
Income/(Loss) to Average
Net Assets	0.85%	1.12%		1.55%	0.05%	(0.13)%
Portfolio Turnover Rate	14.10%	20.27%		37.36%	23.33%	12.66%

*	Represents less than $0.01.
**	Based on average shares outstanding.
   ***        Expenses reimbursed represent less than 0.01%.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS
November 30, 2007

Note 1. Organization
Fairholme Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Company’s Articles of Incorporation permit the Board of Directors of the Company (the “Board” or the “Directors”) to issue 300,000,000 shares of common stock at $.0001 par value. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with the respect to such series. 225,000,000 shares of one series have been allocated, which shares constitute the interests in the The Fairholme Fund (the “Fund”), a non-diversified fund. The Fund’s investment objective is to provide long-term growth of capital. Under normal circumstances the Fund seeks to achieve its objective by investing in equity securities of public companies, including but not limited to, common stocks, partnership interests, business trust shares, convertible securities, and rights and warrants to subscribe for the purchase of such equity securities without regard to market capitalization or other categorizations; and holding a focused portfolio of no more than 25 equity securities. Fairholme Capital Management, L.L.C. (the “Adviser”) serves as investment adviser to the Fund.

Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Directors. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or long-term securities which are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Adviser and the Board have determined will approximate fair value.

Federal Income Taxes: The Fund intends to qualify each year as a “Regulated Investment Company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes all of its net investment income and any realized capital gains.

Dividends and Distributions: The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of both contingent assets and liabilities, at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Other: The Fund follows industry practice and accounts for security transactions on the trade date for financial statement purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the constant yield method. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. The Fund may invest in countries that require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Note 3. Related Party Transactions
The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the world. The Fund pays the Adviser for its advisory and administrative services, an annualized management fee equal to 1.00% (0.50% of which are investment advisory fees and 0.50% for administrative and other services) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund. Pursuant to an Operating Services Agreement, the Fund’s Adviser is responsible for paying all the Fund’s expenses except commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. The Fund paid commissions and other brokerage fees, but did not incur any other extraordinary expenses during the period. The Adviser earned $51,944,882 for their services during the fiscal year ended November 30, 2007. Certain directors and officers of Fairholme Funds, Inc. are also members and officers of Fairholme Capital Management, L.L.C. or its affiliates.

Note 4. Investments
For the fiscal year ended November 30, 2007, purchases and sales of investment securities, other than short-term investments, aggregated $2,355,580,720, and $570,985,102, respectively.

Note 5. Tax Matters
For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at November 30, 2007 were as follows:

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS
(Continued) November 30, 2007

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	Depreciation

The Fairholme Fund	$5,608,613,575	$1,116,348,285	$(252,102,888)	$864,245,397

The difference between book basis and tax basis net unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Amount

Undistributed Ordinary Income	$86,735,413
Undistributed Capital Gain	49,907,591
Unrealized Appreciation	863,670,581

$1,000,313,585

Note 6. Distribution to Shareholders
Ordinary income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of dividends and distributions paid by the Fund was as follows:

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	November 30, 2007	November 30, 2006

Distributions paid from:
Ordinary Income	$31,045,071	$12,476,449
Short-Term Capital Gain	—	7,737,553
Long-Term Capital Gain	21,983,878	19,727,994

	$53,028,949	$39,941,996

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

On December 18, 2007, the Fund declared the following distributions, which were payable on December 19, 2007.

Distributions paid from:
December 2007

Ordinary Income	$43,545,867
Short-Term Capital Gain	48,406,981
Long-Term Capital Gain	49,907,768

$141,860,616

Note 7. Reclassification in the Capital Account
In accordance with accounting pronouncements, the Fund has recorded a reclassification in the capital account. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 2007, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

	Undistributed	Accumulated	Capital Paid in
	Net Investment	Net Realized	on Shares of
	Income	Gain/(Loss)	Common Stock

The Fairholme Fund	$(555,299)	$(127,674)	$682,973

Note 8. Recent Accounting Pronouncements
FASB Interpretation 48
In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (December 1, 2007 for the Fund); with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Fund adopted FIN 48 as of December 1, 2007. The effect of adopting FIN 48 for the Fund does not have a material impact on the Fund’s financial statements.

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

FASB Interpretation 157
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of adopting SFAS No. 157 on its financial statements. At this time, the impact to the Fund’s financial statements has not been determined.

Note 9. Transactions in Shares of Affiliates*
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Fund as of November 30, 2007 amounted to $899,110,369 representing 13.91% of net assets. Transactions in the Fund during the fiscal year ended November 30, 2007 in which the issuer was an “affiliated person” are as follows:

	Mueller Water	Mueller Water
	Products, Inc. -	Products, Inc. -	Ensign Energy	WellCare
	Class B	Class A	Services, Inc.	Health Plans

November 30, 2006
Shares	—	—	7,124,100	—
Cost	$—	$—	$131,539,592	$—
Gross Additions
Shares	8,531,000	36,000	5,255,100	4,067,000
Cost	$124,268,214	$528,866	$91,260,915	$143,334,944
Gross Deductions
Shares	—	36,000	—	—
Cost	$—	$528,866	$—	$—
November 30, 2007
Shares	8,531,000	—	12,379,200	4,067,000
Cost	$124,268,214	$—	$222,800,507	$143,334,944

Market Value	$85,395,310	$—	$181,116,752	$158,246,970

Realized gain (loss)	$—	$(43,954)	$—	$—

Investment income	$584,880	$1,890	$2,156,088	$—

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

	Mohawk	USG
	Industries	Corporation	Total

November 30, 2006
Shares	2,319,600	2,378,400	—
Cost	$180,390,135	$112,295,390	$424,225,117
Gross Additions
Shares	1,289,753	2,659,800	—
Cost	$103,276,830	$106,436,018	$569,105,787
Gross Deductions
Shares	10,400	—	—
Cost	$859,749	$—	$1,388,615
November 30, 2007
Shares	3,598,953	5,038,200	—
Cost	$282,807,216	$218,731,408	$991,942,289

Market Value	$289,499,779	$184,851,558	$899,110,369

Realized gain (loss)	$55,436	$—	$11,482

Investment income	$—	$—	$2,742,858

*	As a result of the Fund's beneficial ownership of the common stock of these companies, it may be deemed that the Fund is an affiliate of the respective issuers, as required by the 1940 Act

Note 10. Indemnifications
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provided general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience to date, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The Fairholme Fund:

We have audited the accompanying statement of assets and liabilities of The Fairholme Fund (the “Fund”), including the schedule of investments, as of November 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended November 30, 2003 were audited by other auditors whose report, dated December 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Fairholme Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
January 15, 2008

THE FAIRHOLME FUND

ADDITIONAL INFORMATION
November 30, 2007

Board of Directors (unaudited)

The Board of Directors has overall responsibility for conduct of the Company’s affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Bylaws of the Company and review by the Board. The Directors, including those Directors who are also officers of the Company, are listed below.

	Position(s)		Principal	Funds	Other
	Held	Term of Office	Occupation(s)	Overseen	Directorships
Name, Age	with the	& Length of	During Past	by	Held by
& Address	Company	Time Served**	5 Years	Director	Director

Bruce R. Berkowitz*	Director,	Mr. Berkowitz has	Managing Member,	1	Trustee, Winthrop
Age 49	President	served as a director of	Fairholme Capital		Realty Trust; Director,
4400 Biscayne Blvd.		the Fund since the	Management, L.L.C.,		TAL International
Suite 900		Fund’s inception on	a registered invest-		Group, Inc.; Director,
Miami, FL 33137		December 29, 1999.	ment adviser, since		White Mountains
			October 1997.		Insurance Group, Ltd.

Howard Frank	Independent	Mr. Frank was	Vice Chairman and	1	Chairman, Steamship
Age 66	Director	appointed by	Chief Operating		Mutual Trust; Vice
4400 Biscayne Blvd.		the Board on	Officer, Carnival		Chairman, New World
Suite 900		May 7, 2007.	Corporation & plc.		Symphony
Miami, FL 33137

Avivith Oppenheim, Esq.	Independent	Ms. Oppenheim has	Attorney-at-Law.	1	None
Age 57	Director	served as a director
4400 Biscayne Blvd.		of the Fund since the
Suite 900		Fund’s inception on
Miami, FL 33137		December 29, 1999.

Keith D. Trauner*	Director	Mr. Trauner was	Chief Executive	1	None
Age 50	Treasurer/	appointed by the	Officer, FCM Services
51 JFK Parkway	Secretary	Board to replace an	Inc.
Short Hills, NJ 07078		outgoing director in
January 2002.

Leigh Walters, Esq.	Independent	Mr. Walters has	Vice-President and	1	Director, Valcor
Age 61	Director	served as a director	Director, Valcor		Engineering
4400 Biscayne Blvd.		of the Fund since the	Engineering		Corporation
Suite 900		Fund’s inception on	Corporation.
Miami, FL 33137		December 29, 1999.	Attorney-at-Law.

*	Mr. Berkowitz and Mr. Trauner are each an affiliated person as defined in the 1940 Act of the Company by virtue of their employment with the adviser.
**	Each Director serves for an indefinite term.

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)
November 30, 2007

Proxy Voting Policies, Procedures and Records (unaudited)
The Company has adopted policies and procedures which provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolio. These policies, procedures and records for the twelve month period ended June 30, 2007 are available to you upon request and free of charge by writing to the Fairholme Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI, 53201-0701, by calling shareholder services toll free at 1-866-202-2263, or by visiting the Company’s website at www.fairholmefunds.com. The Company’s proxy voting policies, procedures, and records may also be obtained by visiting the Securities and Exchange Commission website at www.sec.gov. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

N-Q Filing (unaudited)
The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fairholme Fund files Form N-Q for the fiscal quarters ending February 28 (February 29 during leap year) and August 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fairholme Fund Forms N-Q will be available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Shareholder Tax Information (unaudited)
The Fairholme Fund designated $21,983,878 (41.46%) of total distributions paid during the fiscal year ended November 30, 2007, as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The information below is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2008 to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their own tax advisors.

The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. During the fiscal year ended November 30, 2007, the following dividends and distributions per share were paid by the Fund:

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)
November 30, 2007

December 2006

Ordinary Income	$0.243193
Long-Term Capital Gain	0.172215

$0.415408

Please note that, for the taxable year ended November 30, 2007, the respective percentages of ordinary income distributions paid by the Fairholme Fund which consist of qualified dividend income for individuals, are as follows:

Distribution Period	Percentage

December, 2006	81.52%

Approval of Investment Advisory Agreement (unaudited)
On October 24, 2007, the Board of Directors of Fairholme Funds, Inc., with a majority of independent Directors voting separately, renewed the Investment Advisory Agreement and Operating Services Agreement (collectively, the “Agreements”) between the Fund and Fairholme Capital Management, LLC. The Directors requested that they be provided certain information under 15(c) of the 1940 Act in connection with their consideration of the renewal of the Agreements. The Adviser provided such information in a letter to the Board (the “Section 15(c) Response Letter”). As required by the Section 15(c) and relevant court decisions, the Directors considered a variety of factors when contemplating the renewal of the Agreements. There were no material or substantive changes to the agreements since the Board last considered their approval.

A. Nature and Quality of Services Provided
The Directors considered information included in the Section15(c) Response Letter concerning the nature, extent and quality of services provided to the Fund by the Adviser. The Directors considered the advisory services provided by the Adviser pursuant to the Investment Advisory Agreement as well as the services provided or overseen by the Adviser on behalf of the Fund pursuant to the Operating Services Agreement, including the new services provided or overseen by the Adviser under the Agreement. The Directors reviewed the information included in the Section 15(c) Response Letter concerning the personnel responsible for the day-to-day management of the Fund, the Adviser’s research capability and overall reputation and the Adviser’s planned staffing levels. They considered the Adviser’s addition of new personnel and assurance from the Adviser that it would continue to have the expertise and resources necessary to provide the advisory and administrative serv-

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)
November 30, 2007

ices required by the Fund. They also considered the Adviser’s commitment to the Fund as evidenced by the share ownership in the Fund by the management/owners of the Adviser.

The Directors considered the Adviser’s services in connection with overseeing the Fund’s service providers and administering the Fund’s day-to-day operations. They reviewed information concerning the call center administered by FCM Services, Inc., a wholly-owned subsidiary of the Adviser, and the Fund’s implementation of Rule 22c-2.

The Directors considered the Adviser’s compliance policies and procedures, which include policies designed (i) to ensure the Fund’s compliance with its investment objective, policies and restrictions and other laws and regulatory requirements applicable to the Fund and (ii) to address the Adviser’s conflicts of interest in providing services to the Fund and to other advisory clients, including the Adviser’s allocation policies.

The Directors did not compare the services provided by the Adviser to the Fund with the services provided by Adviser to its other advisory accounts. They determined not to compare these services because the services provided by the Adviser to its other advisory accounts are materially different from the services provided by the Adviser to the Fund. They noted that the services differ because the Adviser’s other advisory accounts have different investment strategies, can invest in certain instruments to a greater extent than the Fund and require different investor services.

Based on these factors, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided by the Adviser, pursuant to both Agreements.

B. Investment Performance
The Directors considered information included in the Section 15(c) Response Letter comparing the investment performance of the Fund with the investment performance of its comparative index and other similarly situated mutual funds. They reviewed information included in the Section 15(c) Response Letter concerning the securities held by the Fund that appreciated or depreciated by more than $25 million over the period beginning August 31, 2006 and ended August 31, 2007.

The Directors considered that the Fund had outperformed its relevant index from commencement of the fiscal year through August 31, 2007 by 2.68%. They noted that since inception through August 31, 2007, the Fund had a cumulative return of 251.51% compared to a cumulative return of 14.22% for the S&P 500 Index over the same period. The Directors noted that Morningstar Investments (“Morningstar”), a

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)
November 30, 2007

mutual fund information clearinghouse, ranks the Fund as a four-star fund in its mid-cap blend category.

The Directors reviewed information comparing the Fund’s performance with the performance of similarly situated funds. They noted that the Fund’s returns of 25.50%, 19.36% and 20.14% over the 1-year, 3-year and 5-year periods, respectively, were higher than, or comparable to, the average returns of comparable funds of 25.08%, 18.31% and 22.40% during those periods.

Based upon these factors, the Directors concluded that the Adviser had achieved excellent performance and management results for the Fund over the past year and since the Fund’s inception.

C. Advisory and Other Fees and Fund Expense Ratio
The Directors considered information included in the Section 15(c) Response Letter comparing the fees paid by the Fund to the Adviser and the Fund’s overall expense ratio to other similarly situated funds. The Directors noted that the advisory and the operating services fees paid by the Fund to the Adviser cover all expenses of the Fund, except certain expenses such as brokerage commissions and extraordinary expenses, if any. The Directors noted that the Fund’s total annual expense ratio of 1.00% (of which 0.50% is attributable to the advisory fee and 0.50% is attributable to the operating services fee) was thirty-one basis points lower than the average expense ratio (as calculated by Morningstar) of its peer four and five star funds in the mid-cap blend category.

In evaluating the Fund’s advisory fees, the Directors took into account the demands, complexity, and quality of the investment management of the Fund. In evaluating the overall fees paid by the Fund to the Adviser, the Directors considered information concerning the fees paid by the Adviser pursuant to the Operating Services Agreement to the Fund’s service providers, such as the custodian, transfer agent, and fund accountant.

The Directors did not compare the fees charged by the Adviser to the Fund with the fees charged by the Adviser to its other advisory accounts. They determined not to compare these fees because the services by the Adviser to its other advisory accounts are materially different from the services provided by the Adviser to the Fund. Although the Directors did not compare the fees charged by the Adviser to its other advisory accounts with the fees charged by the Adviser to the Fund, the Directors were advised that the total fees charged by the Adviser to the Fund were generally lower than the fees charged by the Adviser to its other advisory accounts.

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)
November 30, 2007

After considering the advisory and other fees and the Fund’s expense ratio relative to other similarly-situated mutual funds, the Directors determined that the fees were reasonable in light of the services provided by or through the Adviser and the fees charged by other advisers to similar funds offering similar services.

D. Profitability
The Directors considered information included in the Section 15(c) Response Letter regarding the Adviser’s profitability in connection with its receipt of the advisory and operating services fees from the Fund. The Directors noted that the information provided to them was estimated by the Adviser. They considered the Adviser’s profitability in light the Fund’s overall expense ratio and performance and the services provided by or through the Adviser and concluded that the Adviser’s profitability was not such as to prevent them from approving the continuation of the Agreement.

E. Economies of Scale
The Directors considered information included in the Section 15(c) Response Letter concerning economies of scale and whether existing fees might require adjustment in light of economies of scale. The Directors reviewed the Fund’s increase in asset size resulting from both appreciation and new shareholder accounts and determined that no modification of the existing fee level was necessary in light of the fact that the Fund’s total annual expense ratio was less than the average of its peers.

F. Overall Assessment
In evaluating the aforementioned considerations, the Directors did not identify any single factor as all-important or controlling in its evaluation of the agreement. In light of the Fund’s performance, the Adviser’s provision of advisory, administrative and other services, and the reasonableness of the Fund’s overall expenses compared to its peers, the Directors concluded that retention of the Adviser was in the best interests of the Fund and shareholders.

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Item 2. Code of Ethics.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c) During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d) The registrant's Code of Ethics for Principle Executive and Senior Financial Officers is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Howard Frank is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were $0.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2007	FYE 11/30/2006
Audit Fees	$42,500	$37,500
Audit-Related Fees	$0	$0
Tax Fees	$7,875	$7,500
All Other Fees	$0	$3,840

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services to the registrant, including services provided to any entity affiliated with the registrant.  All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the above table are for services pre-approved by the registrant’s audit committee.  For the most recent fiscal year, all of the principal accountant’s hours expended on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, not including any sub-adviser) for the last two fiscal years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2007	FYE 11/30/2006
Registrant	$0	$3,840
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and  procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) The registrant’s code of ethics for Principle Executive and Senior Financial Officers is attached hereto.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Fairholme Funds, Inc.

By (Signature and Title)*   /s/Bruce R. Berkowitz
 Bruce R. Berkowitz, President

Date   January 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Bruce R. Berkowitz
 Bruce R. Berkowitz, President

Date   January 31, 2008

By (Signature and Title)*   /s/Keith D. Trauner
 Keith D. Trauner, Treasurer

Date   January 31, 2008

* Print the name and title of each signing officer under his or her signature.